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                                                                   Exhibit 10(b)


                     ALLETE EXECUTIVE ANNUAL INCENTIVE PLAN
                              FORM OF ANNUAL AWARD
                       PRESIDENT OF ALLETE PROPERTIES, LLC



                   2006 FINANCIAL GOALS AND AWARD OPPORTUNITY
                   ------------------------------------------


Achievement Bonus Pool (0.0% - 0.84% of Total Land Sales)       $

         PLUS

Incentive Bonus Pool (0.0% - 0.35% of Total Net Income)         $

         EQUALS

Bonus Pool Opportunity                                          ------
                                                                $

         TIMES

Performance Scorecard Goal Achievement (0% - 120%) /1           %

         EQUALS

Annual Incentive Award                                          $
                                                                ======


/1 The Performance Scorecard includes one financial goal and six strategic nonfinanical goals. Goal achievement will be determined at the end of 2006.